UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2010

CONCUR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-25137	91-1608052
(Commission File Number)	(IRS Employer Identification No.)

18400 NE Union Hill Road, Redmond, Washington	98052
(Address of principal executive offices)	(Zip Code)

(425) 702-8808

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Concur Technologies, Inc. (“Concur”) held its Annual Meeting of Stockholders on March 10, 2010. The stockholders considered two proposals, each of which is described in more detail in Concur’s definitive proxy statement dated January 25, 2010.

Election of Directors

The following individuals were elected as directors to serve three year terms:

Name	For	Against or Withheld	Abstained	Broker Non-Votes
William W. Canfield	27,671,969	5,929,554	—	6,586,746
Gordon Eubanks	32,941,792	659,731	—	6,586,746

Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Grant Thornton LLP as Concur’s independent registered public accounting firm for fiscal 2010:

For	Against or Withheld	Abstained	Broker Non-Votes
40,094,309	73,235	20,725	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCUR TECHNOLOGIES, INC.

Date: March 12, 2010	By:	/s/ JOHN F. ADAIR
John F. Adair Chief Financial Officer (principal financial officer and duly authorized officer)